UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2024

CYCLACEL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50626	91-1707622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Connell Drive, Suite 1500

Berkeley Heights, NJ 07922

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (908) 517-7330

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CYCC	The Nasdaq Capital Market
Preferred Stock, $0.001 par value	CYCCP	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on August 26, 2024, the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) determined that Cyclacel Pharmaceuticals, Inc. (the “Company”) was not in compliance with the Nasdaq Listing Rule 5550(b)(1) (the “Equity Rule”) because the Company reported stockholders’ equity of less than $2.5 million as of June 30, 2024. The notice from the Staff further stated that unless the Company timely requests a hearing before a Nasdaq Hearings Panel (the “Panel”), the Company’s securities would be subject to delisting.

Accordingly, the Company timely requested a hearing before the Panel and a hearing has been scheduled for October, 15, 2024. The request automatically stays any suspension or delisting action pending the Panel’s decision after the hearing and the expiration of any additional extension period granted by the Panel after the hearing. At the hearing, the Company will present its plan for regaining and sustaining compliance with the Equity Rule for continued listing. However, there can be no assurance that a hearing with the Panel will be successful or, if the Panel determines to continue the Company’s listing, that the Company will be able to satisfy the continued listing criteria subsequent to the hearing. If the Company’s appeal is denied by the Panel or if the Company fails to regain compliance with Nasdaq Listing Rules during any additional compliance period granted by the Panel, the Company’s common stock will be subject to delisting from the Nasdaq.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYCLACEL PHARMACEUTICALS, INC.

By:	/s/ Paul McBarron
Name:	Paul McBarron
Title:	Executive Vice President-Finance, Chief Financial Officer and Chief Operating Officer

Date: August 30, 2024